UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41627	92-0318813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

The National Railroad Passenger Corporation (“Amtrak”) previously selected Penn Transformation Partners, a consortium led by Halmar International and Skanska (collectively, the “Master Developer”) to redevelop New York Penn Station subject to the execution of various binding agreements (the “Developer Agreements”). On June 8, 2026, in connection with the proposed redevelopment of Penn Station, Madison Square Garden Entertainment Corp. (the “Company”) announced that, through a wholly-owned subsidiary, it had entered into a non-binding memorandum of understanding with the Master Developer (i) acknowledging that The Madison Square Garden Arena must remain fully operational at all times as required by the Company and (ii) contemplating the transfer of the Infosys Theater at MSG to the Master Developer, subject to further negotiation and execution of definitive documentation between the Company and the Master Developer and the execution of the Developer Agreements. There can be no assurances that the redevelopment of Penn Station or the transactions involving the Company, Amtrak and the Master Developer described above (including the transfer of the Infosys Theater at MSG) will be completed on the terms described above, or at all.

Forward-Looking Statements

This Current Report on Form 8-K may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments or events may differ materially from those in the forward-looking statements as a result of various factors, including financial community perceptions of the Company and its business, operations, financial condition and the industries in which it operates and the factors described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Company disclaims any obligation to update any forward-looking statements contained herein, except as may be required by law or applicable regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2026	MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

	By:	/s/ Mark C. Cresitello
	Name:	Mark C. Cresitello
	Title:	Senior Vice President, Deputy General Counsel and Secretary